FINANCIAL INVESTORS TRUST

Clough China Fund – Class A, C & I Shares

SUPPLEMENT DATED MARCH 10, 2010 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED OCTOBER 2, 2009, AS SUPPLEMENTED JANUARY 15, 2010

Effective April 12, 2010, the information below replaces in its entirety the section titled “FEES AND EXPENSES OF THE FUND” found on pages 7 and 8 of the Fund’s prospectus:

FEES AND EXPENSES OF THE FUND

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund.  Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year.

	Class A		Class C		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	1.00	%(1)	1.00	%(2)	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00		$12.00		$12.00
Redemption Fee (3) (as a percentage of amount redeemed or exchanged)	2.00%		2.00%		2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.35%		1.35%		1.35%
Distribution and Service (12b-1) Fees(4)	0.25%		0.75%		None
Other Expenses(5)	0.53%		0.53%		0.53%
Shareholder Service Fees(6)	None		0.25%		None
Total Annual Fund Operating Expenses	2.13%		2.88%		1.88%
Less Waivers and/or Expense Reimbursement(7)	(0.28)%		(0.18)%		(0.48)%
Net Annual Fund Operating Expenses	1.85%		2.70%		1.40%

(1) An initial sales charge (load) of up to 5.75% will be applied to share purchases up to $1 million, subject to breakpoint discounts.  See “Buying and Redeeming Shares — Sales Charge When You Purchase.”  If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Fund shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million. See “Buying and Redeeming Shares — Contingent Deferred Sales Charge.”

(2)  A CDSC of 1.00% will apply to shares redeemed within the first 12 months of purchase.  See section titled “Buying and Redeeming Shares — Contingent Deferred Sales Charge.”

(3) Imposed on redemptions within 30 calendar days of purchase.

(4) Pursuant to a Distribution and Services (12b-1) Plan, the Fund may pay 12b-1 fees at an annual rate of up to 0.25% and 0.75% of the average daily net asset value of Class A and Class C shares, respectively.

(5) “Other expenses” are based on estimated amounts for the current fiscal year.  Other expenses may include administrative (networking, omnibus positioning) fees charged by intermediaries with respect to processing orders in Fund shares.

(6) Pursuant to a Shareholder Services Plan, the Fund may pay fees at an annual rate of up to 0.25% of the average daily net asset value of Class C shares.

(7) ALPS Advisors contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.40% for Class I shares through December 31, 2010, 1.70% for Class A shares through December 31, 2009 and 1.85% for Class A shares from January 1, 2010 through December 31, 2010, and 2.70% for Class C shares through December 31, 2010.  ALPS Advisors will consider further reductions to these limits on an annual basis.  Without this agreement, expenses would be higher.

Effective January 1, 2011, ALPS Advisors contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Class I shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2018.  ALPS Advisors will consider further reductions to these limits on an annual basis.  Without this agreement, expenses would be higher.

Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS

Class A Shares with redemption	$763	$1,215
Class A Shares without redemption	$763	$1,215
Class C Shares with redemption	$373	$875
Class C Shares without redemption	$273	$875
Class I Shares	$143	$544

The example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

* * * * *

Effective April 12, 2010, the section below is added following the section “Distribution and Services (12b-1) Plan for Class A and C Shares” found on page 20 of the Fund’s Statement of Additional Information:

Shareholder Services Plan for Class C Shares

The Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to the Fund’s Class C shares.  Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.